SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

BOND LABORATORIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52369	20-3464383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4509 143rd Street, Suite 1, Omaha, Nebraska 68137
(Address of principal executive offices)

(402) 333-5260
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 17, 2013, Bond Laboratories, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For	Withheld
John Wilson	44,898,900	246,180
Michael Abrams	44,647,900	497,180
Lewis Jaffe	39,326,653	5,818,427

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2014 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2- Reverse Stock Split

For	Against	Abstain
50,744,923	5,225,911	6,170,904

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the stockholder resolution authorizing the Company’s Board of Directors to amend its Articles of Incorporation in order to implement a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-10, but not greater than 1-for-40, at any time prior to December 31, 2014, with the exact ratio to be determined by the Board of Directors, was approved.

Proposal No. 3- Change of Company Name

For	Against	Abstain
55,453,354	336,101	6,352,284

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the amendment to the Company’s Articles of Incorporation to change the name of the Company to “FitLife Brands, Inc.” was approved.

Proposal No. 4- Advisory Vote to Approve Executive Compensation (“Say-On-Pay Proposal”)

For	Against	Abstain
36,966,010	8,006,817	172,253

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated June 14, 2013.

Proposal No. 5- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain
16,896,991	594,425	27,484,484	169,180

Based upon the results of voting on this proposal, and consistent with the Board’s previous recommendation, the Board has determined that the Company’s stockholders will vote on a Say-On-Pay Proposal every three years, until the next required vote on the frequency of such Say-On-Pay Proposals at the Company’s 2019 annual meeting of stockholders.

Proposal No. 6- Ratification of Appointment of Auditors

For	Against	Abstain
61,078,350	424,496	638,894

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Tarvaran Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on June 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOND LABORATORIES, INC.

Date: July 19, 2013	By:	/s/ Michael Abrams
Michael Abrams
Chief Financial Officer